[EATON VANCE MUTUAL FUNDS LOGO]


        INVESTING
[LOGO]  FOR THE
        21ST
        CENTURY-registration mark-

                                           [PHOTO OF STOCK CERTIFICATE & PHONE]



Annual Report March 31, 2000


                                   EATON VANCE
[PHOTO OF PAUL REVERE ON HORSE]    HIGH INCOME
                                      FUND


                                            [LOGO "75 YEARS OF EXCELLENCE
                                                   EATON 75TH VANCE
                                                   ANNIVERSARY"]


[PHOTO OF BOSTON WATERFRONT FINANCIAL DISTRICT]

EATON VANCE HIGH INCOME FUND as of March 31, 2000

LETTER TO SHAREHOLDERS

                  Eaton Vance High Income Fund,
                  Class B shares, had a total return
                  of 6.36% for the year ended
                  March 31, 2000.(1) That return was
                  the result of a decrease in net
                  asset value per share to $7.27 on
                  March 31, 2000 from $7.51 on
                  March 31, 1999, and the reinvest
James B. Hawkes   ment of $0.699 in dividends.
President

Class C shares had a total return of 6.26% for the year, the result of a decline in NAV to $9.56 from $9.88, and the reinvestment of $0.913 in dividends.(1)

Based on closing NAVs on March 31, 2000 of $7.27 for Class B shares and $9.56 for Class C shares, the distribution rates were 9.49% and 9.41%, respec-tively.(2) The SEC 30-day yields at March 31, 2000 were 10.17% and 10.14%, respectively.(3)

Despite good corporate earnings and improved interest coverage, the high-yield market competed with a robust stock market...

With the past fiscal year demonstrating the relent-less strength of the U.S. economy, high-yield bond issuers benefited as the favorable economic climate led to excellent corporate earnings and improved interest coverage. Meanwhile, on the inflation front, the Federal Reserve continued to monitor the economy closely, raising its benchmark
Federal funds rates on five occasions to keep potential inflationary forces at bay. The high-yield market was characteristically resistant to rising interest rates. However, as has so often been the case in recent years, the high-yield market again competed with a buoyant stock market for investor's attentions, producing pressures on asset values within the high-yield sector throughout the fiscal period.

In a difficult market, the Fund
produced solid returns and again
outperformed its Lipper category...

In a volatile investment climate, High Income
Fund's Class B shares far outperformed the average
0.06% return of its High Current Yield Classifica-tion peer group, according to Lipper Inc., a nation-ally recognized monitor of mutual fund perfor-mance.(4)

High Income Fund has achieved these results by applying sound fundamental research and time-tested investment discliplines. The Fund will con-tinue seeking attractive, high-yielding opportunities in this exciting market. In the pages that follow, co-portfolio managers Michael Weilheimer and
Thomas Huggins review the past year in the high-yield markets and offer their insights for the year ahead.

                             Sincerely,

                             JAMES B. HAWKES

                             James B. Hawkes
                             President
                             May 9, 2000



Fund Information
as of March 31, 2000

Performance(5)                                 Class B         Class C
Average Annual Total Returns (at net asset value)
----------------------------------------------------------------------------
One Year                                         6.36%           6.26%
Five Years                                      10.47           10.28
Ten Years                                       10.97            N.A.
Life of Fund+                                    9.07            9.12

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
----------------------------------------------------------------------------
One Year                                         1.52%           5.29%
Five Years                                      10.20            10.28
Ten Years                                       10.97             N.A.
Life of Fund+                                    9.07             9.12
+Inception dates: Class B: 8/19/86; Class C: 6/8/94


Ten Largest Holdings(6)
-------------------------------------

Carrier1 International, Inc..    2.1%
Global Crossing Holdings Ltd.    1.8
Telewest Communications PLC      1.8
PSINet, Inc.                     1.8
United Pan-Europe Communications 1.7
NTL Communications Corp.         1.7
Nextel Communications, Inc.      1.7
Spectrasite Holdings, Inc.       1.6
Hollywood Casino Corp.           1.6
Versatel Telecom B.V.            1.5


(1) These returns do not include the applicable contingent deferred sales charge (CDSC) for Class
B or C shares. (2) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (3) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (4) It is not possible to invest directly in an Index or Lipper Classification.
(5) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Class C 1-year SEC return reflects 1% CDSC. (6) Ten largest holdings account for 17.3% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total investments of the Portfolio. Holdings are subject to change.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE HIGH INCOME FUND AS OF MARCH 31, 2000

MANAGEMENT DISCUSSION

                         AN INTERVIEW WITH
                         MICHAEL W. WEILHEIMER AND
                         THOMAS HUGGINS,
                         CO-PORTFOLIO MANAGERS OF
                         HIGH INCOME PORTFOLIO

                         Q: Mike, interest rates rose
Michael W. Weilheimer       throughtout the fiscal year.
Co-Portfolio Manager        How did that trend affect the
                            high-yield bond market?

                         A: Mr. Weilheimer: The rise in
                            interest rates has had little
                            impact on the B-rated portion
                            of the high-yield market, the
                            primary investment universe
                            of the Portfolio. This segment
                            of the market has tended to
                            perform much like equities,
Thomas Huggins              responding more to funda-
Co-Portfolio Manager        mentals, such as changes in a
                            company's cash flow outlook
                            or balance sheet, than to fluc-
                            tuations in interest rates.

As short-term rates continued to rise in the second half of the fiscal year, the yield curve became increasingly inverted. That is, long-term rates fell well below short-term rates.
However, rates in the 10-year range - the benchmark duration of the high-yield market - remained fairly stable. Thus, the impact of ris-ing rates on our universe was limited.

Q: The Fund outpaced its benchmark index during the fiscal year. To what do you attribute that outperformance?

A: Mr. Huggins: The Fund benefited from an overweighting in telecommunications and cable television, especially in Europe, as well as an increased exposure to technology. The
   Portfolio also increased its investments in the energy services sector, which has seen increased drilling activity in response to rising energy prices. Finally, the Fund benefited from a significant cash position. While we had underweighted the interest rate-sensitive
   BB-rated segment in the first half of the fiscal year, our large cash position allowed us to take advantage of buying opportunities among BB-rated bonds as spreads widened later in the period.

Q: You mentioned an overweighting in telecom-munication bonds. What companies have you found attractive in that area?

A: Mr. Weilheimer: The Portfolio's emphasized international wireline services over the past year. The European telecom sector has been generally characterized by a more favorable competitive environment. With phone usage in Europe well below that in the U.S., we believe the growth prospects for European carriers have been significantly better than companies in the more mature U.S. market.


Portfolio Credit Quality Ratings(1)
--------------------------------------------------------------

              [PIE CHART]

AAA       3.4%    Non-Rated
BB        3.1%      8.1%
B        67.5%
CCC      17.90



Five Largest Sector Weightings(1)
--------------------------------------------------------------

Wireline Comm. Services Intl.                            12.9%

Broadcasting & Cable                                10.9%

Information Technology Services                 8.9%

Wireless Comm. Services - No. America       7.3%

Wireline Comm. Services - No. America   5.1%


(1) Five largest Sector Weightings account for 45.1% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Because the Fund is actively managed, Credit Quality Ratings and Sector Weightings are subject to change. Credit ratings are those provided by Moody's, Inc., a nationally recognized bond rating service.

-------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested. Yield will vary.
-------------------------------------------------------------------------------

EATON VANCE HIGH INCOME FUND AS OF MARCH 31, 2000

MANAGEMENT DISCUSSION CONT'D

   Versatel Telecom BV is a leading provider of voice, data and Internet services in Belgium and The Netherlands. The company is building an advanced fiber optic network and will soon be able to offer an expanded variety of broad-band services for business and residential cus-tomers. Elsewhere in Europe, Esat Telecom
   Group PLC is a fixed-line and wireless telecom company in Ireland, as well as a leading
   Internet service provider. Esat recently agreed to be purchased by British Telecom, which resulted in a premium tender offer for out-standing Esat bonds.

   Mr. Huggins: In addition to owning the carri-ers themselves, the Portfolio has diversified into companies that are building the telecom infra-structure. Those investments included Spectra-site Holdings and Crown Castle International, which own and operate cellular phone towers;
   Jordan Telecom Products, which manufactures ducting for fiber optic networks; and Verio, Inc. and PSINet, Inc., Internet service providers that we believe should benefit from increased web traffic.

Q: Broadcast and cable was another major emphasis of the Portfolio. Where did you invest in the those areas?

A: Mr. Huggins: In Europe, the Portfolio owned a position in Telewest Communication PLC, a U.K.-based cable television operator. The company controls, wholly or in part, 41 cable franchises, representing 33% of the U.K.
   cable audience. In March, Telewest achieved a leg-up on its competitors with the launching of Blueyonder, a premium, high-speed cable
   Internet service.

   A smaller holding, U.S.-based Charter
   Communications, offers a full array of cable services, including digital television, high-speed
   Internet access and interactive programming.
   Under the leadership of Microsoft co-founder
   Paul Allen, Charter has pursued an aggressive acquisition strategy in recent years. Following recent transactions, Charter is the fourth largest cable operator in the U.S., with 6.2 million customers.

Q: You indicated that you increased your expo-sure to the technology sector. What aspects of technology did you emphasize?

A: Mr. Weilheimer: One area was the semicon-ductor sector. Semiconductor packaging com-panies have enjoyed strong growth, reflecting a recently improving industry product cycle as well as a secular trend toward a more expen-sive, new generation of chips. Companies such as Asat Finance LLC, Amkor Technology, Inc.,
   Intersil Corp. and SCG Holding Corp. serve as subcontractors to chip manufacturers, provid-ing a range of services that include packaging, wafer fabrication and final stage testing. Asat, for example, has regional offices in Europe, Hong Kong and the U.S. and appears well-positioned in the event of a global upturn for the industry.

   Mr. Huggins: When these companies came
   to the high-yield market in the fall of 1999, market conditions were very difficult. As an enhancement for investors, some of the bonds were issued as units, with an equity compo-nent attached to the high-coupon bonds. The companies' equity IPOs early in 2000 were very well received by investors. As a result, prices of the previously issued bonds rose sig-nificantly because of their high coupons and, in some cases, the attached equity component.

Q: You increased the Portfolio's exposure to energy services. What companies did you find attractive?

A: Mr. Weilheimer: As oil and gas prices rose in late 1999 and early 2000, exploration compa-nies began to increase their budgets, a trend that bodes well for the energy service sector.
   R&B Falcon Corp. is among the oil and gas industry's largest and most diverse drilling companies. The company currently operates a fleet of 140 rigs, including shallow water, deep-water and inland drilling sites. Falcon's deep-water drillships have the capability of drilling in water depths of up to 10,000 feet. The compa-ny's units are currently active in Europe, North
   America, South America, Africa and the Pacific.
   Among exploration companies, Chesapeake

EATON VANCE HIGH INCOME FUND AS OF MARCH 31, 2000

MANAGEMENT DISCUSSION CONT'D

   Energy Corp. is one of the top 20 independent energy producers in the U.S. The company has interests in 5,300 oil and gas producing wells along the Gulf Coast, the southwest U.S. and northeastern British Columbia. Like many energy companies, Chesapeake is also attractive for its large assets, having increased its proved reserves by 11% in 1999.

Q: Were there any areas of the market that the Portfolio avoided?

A: Mr. Huggins: Yes. We avoided health care bonds, which have performed very poorly in the past year. Long-term care and nursing home facilities have felt the pressure of stricter
   Medicare reimbursement rules, which changed reimbursement for these facilities from a cost basis to a prospective payment basis. As a result, long-term health care providers have suffered a significant revenue shortfall.

   We were also very selective with respect to cer-tain cyclical sectors. For example, we avoided steel companies altogether. The companies have lost pricing flexibility because of a flood of cheap imports from Pacific Rim nations.

   Finally, we avoided the more speculative areas in telecommunications, such as satellite-based phone services. These issues fared very badly during the period, with the failure of Iridium and dramatic price cuts by widely-held
   Globalstar reflecting the increasing competition within the industry.

Q: What is your outlook for the high-yield bond market in the coming year?

A: Mr. Weilheimer: The high-yield market is like-ly to remain fairly volatile in the near term, but we believe that should provide ample opportu-nities in large-cap, BB-rated bonds. Longer-term, we believe the outlook is very favorable.
   High-yield spreads are unusually wide by his-torical standards -around 600 basis points
   (6.0%) - and with the recent volatility of the stock market, it's likely that investors may reconsider the high-yield area. In our view, that is a healthy development, as investors become more value-oriented. With the econo-my in a growth mode and inflation under con-trol, the outlook appears positive for the high-yield sector.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
EATON VANCE HIGH INCOME FUND CLASS B VS.
THE CS FIRST BOSTON HIGH YIELD BOND INDEX*


                                     CSFB                      Eaton Vance
                                  High Yield                 High Income Fund
             Date                 Bond Index                     Class B
          3/31/90                   $10,000                       $10,000
          4/30/90                   $10,042                        $9,983
          5/31/90                   $10,251                       $10,176
          6/30/90                   $10,574                       $10,422
          7/31/90                   $10,915                       $10,702
          8/31/90                   $10,411                       $10,093
          9/30/90                    $9,618                        $9,357
         10/31/90                    $9,375                        $8,865
         11/30/90                    $9,564                        $9,142
         12/31/90                    $9,610                        $9,193
          1/31/91                    $9,873                        $9,446
          2/28/91                   $10,724                       $10,479
          3/31/91                   $11,389                       $11,096
          4/30/91                   $11,862                       $11,551
          5/31/91                   $11,921                       $11,572
          6/30/91                   $12,233                       $11,915
          7/31/91                   $12,647                       $12,296
          8/31/91                   $12,877                       $12,579
          9/30/91                   $13,169                       $12,754
         10/31/91                   $13,605                       $13,180
         11/30/91                   $13,714                       $13,248
         12/31/91                   $13,814                       $13,439
          1/31/92                   $14,376                       $13,912
          2/28/92                   $14,726                       $14,256
          3/31/92                   $14,945                       $14,432
          4/30/92                   $14,958                       $14,487
          5/31/92                   $15,162                       $14,692
          6/30/92                   $15,312                       $14,830
          7/31/92                   $15,548                       $15,054
          8/31/92                   $15,762                       $15,251
          9/30/92                   $15,865                       $15,406
         10/31/92                   $15,700                       $15,189
         11/30/92                   $15,935                       $15,381
         12/31/92                   $16,115                       $15,556
          1/31/92                   $16,555                       $16,009
          2/28/93                   $16,883                       $16,290
          3/31/93                   $17,239                       $16,500
          4/30/93                   $17,338                       $16,644
          5/31/93                   $17,591                       $16,842
          6/30/93                   $17,909                       $17,196
          7/31/93                   $18,095                       $17,363
          8/31/93                   $18,249                       $17,508
          9/30/93                   $18,353                       $17,554
         10/31/93                   $18,689                       $17,908
         11/30/93                   $18,925                       $17,994
         12/31/93                   $19,163                       $18,218
          1/31/94                   $19,504                       $18,613
          2/28/94                   $19,533                       $18,564
          3/31/94                   $18,959                       $17,863
          4/30/94                   $18,705                       $17,741
          5/31/94                   $18,812                       $17,751
          6/30/94                   $18,686                       $17,805
          7/31/94                   $18,773                       $17,957
          8/31/94                   $18,909                       $18,084
          9/30/94                   $18,984                       $18,085
         10/31/94                   $18,998                       $18,128
         11/30/94                   $18,777                       $17,899
         12/31/94                   $18,976                       $18,031
          1/31/95                   $19,175                       $18,275
          2/28/95                   $19,647                       $18,902
          3/31/95                   $19,869                       $19,105
          4/30/95                   $20,310                       $19,591
          5/31/95                   $20,883                       $20,141
          6/30/95                   $21,021                       $20,275
          7/31/95                   $21,347                       $20,525
          8/31/95                   $21,406                       $20,589
          9/30/95                   $21,653                       $20,842
         10/31/95                   $21,893                       $20,911
         11/30/95                   $21,996                       $21,155
         12/31/95                   $22,275                       $21,488
          1/31/96                   $22,698                       $21,866
          2/28/96                   $22,819                       $21,883
          3/31/96                   $22,757                       $21,869
          4/30/96                   $22,880                       $21,917
          5/31/96                   $23,065                       $22,048
          6/30/96                   $23,116                       $22,231
          7/31/96                   $23,324                       $22,334
          8/31/96                   $23,578                       $22,576
          9/30/96                   $23,984                       $23,120
         10/31/96                   $24,185                       $23,298
         11/30/96                   $24,563                       $23,757
         12/31/96                   $25,042                       $23,927
          1/31/97                   $25,224                       $24,161
          2/28/97                   $25,699                       $24,560
          3/31/97                   $25,411                       $24,195
          4/30/97                   $25,637                       $24,450
          5/31/97                   $26,152                       $24,973
          6/30/97                   $26,508                       $25,319
          7/31/97                   $27,070                       $26,014
          8/31/97                   $27,216                       $25,955
          9/30/97                   $27,755                       $26,470
         10/31/97                   $27,752                       $26,493
         11/30/97                   $27,949                       $26,746
         12/31/97                   $28,204                       $26,981
          1/31/98                   $28,683                       $27,467
          2/28/98                   $28,907                       $27,628
          3/31/98                   $29,051                       $27,887
          4/30/98                   $29,269                       $27,997
          5/31/98                   $29,357                       $28,094
          6/30/98                   $29,419                       $28,195
          7/31/98                   $29,625                       $28,356
          8/31/98                   $27,613                       $26,791
          9/30/98                   $27,610                       $26,912
         10/31/98                   $27,061                       $26,361
         11/30/98                   $28,433                       $27,455
         12/31/98                   $28,368                       $27,485
          1/31/99                   $28,634                       $27,893
          2/28/99                   $28,574                       $27,729
          3/31/99                   $28,834                       $27,993
          4/30/99                   $29,471                       $28,536
          5/31/99                   $29,153                       $28,149
          6/30/99                   $29,168                       $28,089
          7/31/99                   $29,182                       $28,202
          8/31/99                   $28,922                       $27,891
          9/30/99                   $28,700                       $27,690
         10/31/99                   $28,559                       $27,506
         11/30/99                   $28,948                       $27,827
         12/31/99                   $29,298                       $28,142
          1/31/00                   $29,181                       $28,021
          2/29/00                   $29,361                       $28,075
          3/31/00                   $28,921                       $27,485

Performance**                                  Class B         Class C
Average Annual Total Returns (at net asset value)
----------------------------------------------------------------------------
One Year                                         6.36%           6.26%
Five Years                                      10.47           10.28
Ten Years                                       10.97            N.A.
Life of Fund+                                    9.07            9.12

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
----------------------------------------------------------------------------
One Year                                         1.52%           5.29%
Five Years                                      10.20            10.28
Ten Years                                       10.97             N.A.
Life of Fund+                                    9.07             9.12
+Inception dates: Class B: 8/19/86; Class C: 6/8/94

* Source: TowersData, Bethesda, MD.; CSFirst Boston, Inc.

The chart compares the Fund's total return with that of the CS First Boston High Yield Bond Index, a broad-based, unmanaged market index of high-yield corporate bonds. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Indices. The Indices' total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. It is not possible to invest directly in an Index. An investment in the Fund's Class C shares on 6/8/94 at net asset value would have been worth $16,615 on March 31, 2000.

**Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE HIGH INCOME FUND AS OF MARCH 31, 2000

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF MARCH 31, 2000
Assets
------------------------------------------------------
Investment in High Income Portfolio, at
   value
   (identified cost, $934,901,230)        $897,418,912
Receivable for Fund shares sold              5,048,943
------------------------------------------------------
TOTAL ASSETS                              $902,467,855
------------------------------------------------------
Liabilities
------------------------------------------------------
Dividends payable                         $  3,654,940
Payable for Fund shares redeemed             2,751,505
Accrued expenses                               523,905
------------------------------------------------------
TOTAL LIABILITIES                         $  6,930,350
------------------------------------------------------
NET ASSETS                                $895,537,505
------------------------------------------------------

Sources of Net Assets
------------------------------------------------------
Paid-in capital                           $957,581,889
Accumulated net realized loss from
   Portfolio (computed on the basis of
   identified cost)                        (30,877,655)
Accumulated undistributed net investment
   income                                    6,315,589
Net unrealized depreciation from
   Portfolio (computed on the basis of
   identified cost)                        (37,482,318)
------------------------------------------------------
TOTAL                                     $895,537,505
------------------------------------------------------

Class B Shares
------------------------------------------------------
NET ASSETS                                $758,686,388
SHARES OUTSTANDING                         104,322,686
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       7.27
------------------------------------------------------
Class C Shares
------------------------------------------------------
NET ASSETS                                $136,851,117
SHARES OUTSTANDING                          14,311,853
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       9.56
------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
MARCH 31, 2000
Investment Income
------------------------------------------------------
Interest allocated from Portfolio         $ 82,381,241
Dividends allocated from Portfolio           8,311,935
Miscellaneous income allocated from
   Portfolio                                 1,175,160
Expenses allocated from Portfolio           (5,285,547)
------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO      $ 86,582,789
------------------------------------------------------

Expenses
------------------------------------------------------
Trustees fees and expenses                $      4,724
Distribution and service fees
   Class B                                   6,870,991
   Class C                                     946,179
Transfer and dividend disbursing agent
   fees                                        866,080
Registration fees                               88,733
Printing and postage                            75,280
Custodian fee                                   31,016
Legal and accounting services                   27,896
Miscellaneous                                   77,195
------------------------------------------------------
TOTAL EXPENSES                            $  8,988,094
------------------------------------------------------

NET INVESTMENT INCOME                     $ 77,594,695
------------------------------------------------------

Realized and Unrealized
Gain (Loss) from Portfolio
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $  8,548,220
   Foreign currency and forward foreign
      currency
      exchange contract transactions         4,240,787
------------------------------------------------------
NET REALIZED GAIN                         $ 12,789,007
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $(41,114,102)
   Foreign currency and forward foreign
      currency exchange contracts            1,781,769
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $(39,332,333)
------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(26,543,326)
------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $ 51,051,369
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE HIGH INCOME FUND AS OF MARCH 31, 2000

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN                    YEAR ENDED      YEAR ENDED
NET ASSETS                                MARCH 31, 2000  MARCH 31, 1999
------------------------------------------------------------------------
From operations --
   Net investment income                  $   77,594,695  $   64,032,525
   Net realized gain (loss)                   12,789,007      (5,306,735)
   Net change in unrealized
      appreciation (depreciation)            (39,332,333)    (42,231,862)
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                        $   51,051,369  $   16,493,928
------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class B                             $  (68,703,356) $  (57,887,205)
      Class C                                 (8,930,184)     (3,801,298)
------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $  (77,633,540) $  (61,688,503)
------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class B                             $  240,920,128  $  170,794,418
      Class C                                129,517,104      54,928,047
   Issued in reorganization of EV
      Classic High Income Fund
      Class C                                         --      33,094,017
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class B                                 19,726,829      18,897,976
      Class C                                  3,912,531       2,251,108
   Cost of shares redeemed
      Class B                               (167,676,291)   (151,322,234)
      Class C                                (55,080,525)    (26,466,468)
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $  171,319,776  $  102,176,864
------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $  144,737,605  $   56,982,289
------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------
AT BEGINNING OF YEAR                      $  750,799,900  $  693,817,611
------------------------------------------------------------------------
AT END OF YEAR                            $  895,537,505  $  750,799,900
------------------------------------------------------------------------

Accumulated undistributed
net investment income
included in net assets
------------------------------------------------------------------------
AT END OF YEAR                            $    6,315,589  $    3,257,567
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE HIGH INCOME FUND AS OF MARCH 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                             CLASS B
                                  -------------------------------------------------------------
                                                      YEAR ENDED MARCH 31,
                                  -------------------------------------------------------------
                                   2000(1)       1999         1998         1997         1996
-----------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $  7.510     $  8.030     $  7.220     $  7.100     $  6.920
-----------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------
Net investment income             $  0.702     $  0.685     $  0.658     $  0.652     $  0.665
Net realized and unrealized
   gain (loss)                      (0.242)      (0.543)       0.774        0.120        0.189
-----------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS      $  0.460     $  0.142     $  1.432     $  0.772     $  0.854
-----------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------
From net investment income        $ (0.700)    $ (0.662)    $ (0.622)    $ (0.646)    $ (0.665)
In excess of net investment
   income                               --           --           --       (0.006)      (0.009)
-----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS               $ (0.700)    $ (0.662)    $ (0.622)    $ (0.652)    $ (0.674)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $  7.270     $  7.510     $  8.030     $  7.220     $  7.100
-----------------------------------------------------------------------------------------------

TOTAL RETURN(2)                       6.36%        2.08%       20.59%       11.37%       12.80%
-----------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $758,686     $689,140     $693,818     $598,273     $496,966
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                        1.74%        1.75%        1.73%        1.77%        1.78%
   Net investment income              9.49%        9.13%        8.58%        8.97%        9.38%
Portfolio Turnover of the
   Portfolio                           113%         150%         137%          78%          88%
-----------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE HIGH INCOME FUND AS OF MARCH 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                         CLASS C
                                  ----------------------
                                   YEAR ENDED MARCH 31,
                                  ----------------------
                                   2000(1)       1999
--------------------------------------------------------
Net asset value -- Beginning
   of year                        $  9.880      $10.560
--------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------
Net investment income             $  0.915      $ 0.901
Net realized and unrealized
   loss                             (0.321)      (0.715)
--------------------------------------------------------
TOTAL INCOME FROM OPERATIONS      $  0.594      $ 0.186
--------------------------------------------------------

Less distributions
--------------------------------------------------------
From net investment income        $ (0.914)     $(0.866)
--------------------------------------------------------
TOTAL DISTRIBUTIONS               $ (0.914)     $(0.866)
--------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $  9.560      $ 9.880
--------------------------------------------------------

TOTAL RETURN(2)                       6.26%        2.08%
--------------------------------------------------------

Ratios/Supplemental Data
--------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $136,851      $61,660
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                        1.78%        1.79%
   Net investment income              9.42%        9.18%
Portfolio Turnover of the
   Portfolio                           113%         150%
--------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE HIGH INCOME FUND AS OF MARCH 31, 2000

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance High Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund offers two classes of shares. Class B shares and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in the High Income Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (75.7% at March 31, 2000). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At March 31, 2000, the Fund, for federal income tax purposes, had a capital loss carryover of $28,921,374, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on March 31, 2003 ($12,690,352), 2004 ($5,868,015), 2005 ($7,020,394) and 2007
   ($3,342,613), respectively.

 D Other -- Investment transactions are accounted for on a trade-date basis.

 E Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Distributions to Shareholders
-------------------------------------------
   The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Such daily dividends are paid monthly. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains.

   Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

EATON VANCE HIGH INCOME FUND AS OF MARCH 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

3 Shares of Beneficial Interest
-------------------------------------------
   The Funds Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                 YEAR ENDED MARCH 31,
                                              --------------------------
    CLASS B                                       2000          1999
    --------------------------------------------------------------------
    Sales                                      32,600,657    22,874,813
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                2,667,731     2,521,238
    Redemptions                               (22,665,226)  (20,058,915)
    --------------------------------------------------------------------
    NET INCREASE                               12,603,162     5,337,136
    --------------------------------------------------------------------

                                                 YEAR ENDED MARCH 31,
                                              --------------------------
    CLASS C                                       2000          1999
    --------------------------------------------------------------------
    Sales                                      13,334,738     5,574,324
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  403,015       228,574
    Redemptions                                (5,667,675)   (2,696,157)
    Issued to EV Classic High Income
     Fund shareholders                                 --     3,135,034
    --------------------------------------------------------------------
    NET INCREASE                                8,070,078     6,241,775
    --------------------------------------------------------------------

4 Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee.

   Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect distribution plans for Class B Shares (the Class B
   Plan) and Class C Shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (collectively, the Plans). The Class B and Class C Plans require the Fund to pay Eaton Vance Distributors, Inc. (EVD) amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $5,426,918 and $709,634 for Class B and Class C shares, respectively, to or payable to EVD for the year ended March 31, 2000, representing 0.75% of the average daily net assets for Class B and Class C shares. At March 31, 2000, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $23,735,000 and $10,784,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class B and Class C shares for each fiscal year. The Trustees initially implemented the Plans by authorizing the Fund to make quarterly payments of service fees to EVD and investment dealers in amounts equal to 0.25% per annum of the Fund's average daily net assets attributable to Class B shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. On October 4, 1999, the Trustees approved service fee payments equal to 0.25% per annum of the Fund's average daily net assets attributable to Class B shares for any fiscal year on shares of the Fund sold on or after October 12, 1999. The Class C plan permits the Fund to make monthly payments of service fees in amounts not expected to exceed 0.25% per annum of the Fund's average daily net assets attributable to Class C shares. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended
   March 31, 2000 amounted to $1,444,073 and $236,545 for Class B and Class C, respectively.

   Certain officers and Trustees of the Fund are officers or directors of EVD.

EATON VANCE HIGH INCOME FUND AS OF MARCH 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. EVD received approximately $1,598,000 and $43,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the year ended March 31, 2000.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio for the year ended March 31, 2000, aggregated $367,727,092 and $283,430,632, respectively.

8 Transfer of Net Assets
-------------------------------------------
   On April 1, 1998, Eaton Vance High Income Fund acquired the net assets of the EV Classic High Income Fund pursuant to an Agreement and Plan of Reorganization dated June 23, 1997. In accordance with the agreement, Eaton Vance High Income Fund, at the closing, issued 3,135,034 Class C shares of the Fund having an aggregate value of $33,094,017. As a result, the Fund issued one Class C share for each share of EV Classic High Income Fund. The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. The EV Classic High Income Fund's net assets at the date of the transaction were $33,094,017, including $1,444,205 of unrealized appreciation. Directly after the merger, the combined net assets of the Fund were $726,911,628 with a net asset value of $8.03 and $10.56 for Class B shares and Class C shares, respectively.

EATON VANCE HIGH INCOME FUND AS OF MARCH 31, 2000

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE HIGH INCOME FUND:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Income Fund (the Fund) as of March 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 2000 and 1999, and the financial highlights for each of the years in the five-year period ended March 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at March 31, 2000, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
April 28, 2000

HIGH INCOME PORTFOLIO AS OF MARCH 31, 2000

PORTFOLIO OF INVESTMENTS

(EXPRESSED IN UNITED STATES DOLLARS)

CORPORATE BONDS & NOTES -- 82.5%

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------
Aerospace and Defense -- 0.7%
--------------------------------------------------------------------------------
Dunlop Stand Aero Holdings, Sr. Notes,
11.875%, 5/15/09                                    $  3,900      $    3,958,500
Transdigm, Inc., 10.375%, 12/1/08                      4,800           3,864,000
--------------------------------------------------------------------------------
                                                                  $    7,822,500
--------------------------------------------------------------------------------
Apparel -- 0.7%
--------------------------------------------------------------------------------
Coyne International Enterprises, Sr.
Sub. Notes, 11.25%, 6/1/08                          $  2,525      $    2,057,875
William Carter Co., Sr. Sub. Notes,
10.375%, 12/1/06                                       7,985           6,747,325
--------------------------------------------------------------------------------
                                                                  $    8,805,200
--------------------------------------------------------------------------------
Auto and Parts -- 0.6%
--------------------------------------------------------------------------------
J.L. French Automative Casting,
11.50%, 6/1/09                                      $  6,225      $    6,131,625
Talon Automotive Group, Sr. Sub. Notes,
9.625%, 5/1/08                                         1,100             544,500
--------------------------------------------------------------------------------
                                                                  $    6,676,125
--------------------------------------------------------------------------------
Broadcasting and Cable -- 10.9%
--------------------------------------------------------------------------------
Charter Communication Holdings LLC, Sr.
Disc. Notes, 11.75% (0% until 2005),
1/15/10(1)                                          $  5,250      $    2,920,312
Charter Communication Holdings LLC, Sr.
Notes, 8.625%, 4/1/09                                  5,250           4,659,375
Diamond Cable Communications Co., Sr.
Disc. Notes, 11.75% (0% until 2000),
12/15/05                                               3,000           2,880,000
EchoStar DBS Corp., Sr. Notes,
9.375%, 2/1/09                                         3,250           3,152,500
Golden Sky DBS, Inc., Sr. Disc. Notes,
13.50% (0% until 2004), 3/1/07                        11,445           7,725,375
Golden Sky Systems, 12.375%, 8/1/06                    7,865           8,690,825
Muzak Holdings LLC, 9.875%, 3/15/09                    3,400           3,281,000
Muzak Holdings LLC, Sr. Disc. Notes,
13.00% (0% until 2004), 3/15/10                        6,563           3,740,910
NTL Communications Corp., Sr. Notes,
9.25%, 11/15/06(1)                        EUR          3,500           3,303,912
NTL Communications Corp., Sr. Notes,
9.875%, 11/15/09(1)                       EUR          5,900           5,512,908
NTL Communications Corp., Sr. Notes,
11.50%, 10/1/08                                       11,600          11,832,000
NTL Communications Corp., Sr. Notes,
12.375% (0% until 2003), 10/1/08                       2,175           1,408,312
                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------

Broadcasting and Cable (continued)
--------------------------------------------------------------------------------
Ono Finance PLC, 13.00%, 5/1/09(1)                  $ 10,870      $   11,033,050
Ono Finance PLC, 13.00%, 5/1/09(1)        EUR          3,800           3,823,816
Pegasus Communications Corp., Sr. Notes,
12.50%, 8/1/07(1)                                      6,410           6,954,850
RCN Corp., Sr. Disc. Notes, 9.80% (0%
until 2003), 2/15/08                                   2,250           1,316,250
Telemundo Holdings, Inc., Sr. Disc.
Notes, 11.50% (0% until 2003), 8/15/08                 9,050           5,859,875
Telewest Communication PLC, Debs.,
9.625%, 10/1/06                                          640             620,800
Telewest Communication PLC, Debs.,
11.00% (0% until 2000), 10/1/07                        9,390           8,826,600
Telewest Communication PLC, Sr. Disc.
Notes, 9.25% (0% until 2004), 4/15/09(1)               3,600           2,106,000
Telewest Communication PLC, Sr. Disc.
Notes, 9.875% (0% until 2004),
4/15/09(1)                                GBP          5,575           5,514,500
Telewest Communication PLC, Sr. Notes,
9.875%, 2/1/10(1)                         GBP          2,725           4,314,859
United Pan-Europe Communications, Sr.
Disc. Notes, 13.375% (0% until 2004),
11/1/09(1)                                            18,750           9,656,250
United Pan-Europe Communications, Sr.
Notes, 10.875%, 11/1/07(1)                EUR          2,250           2,140,115
United Pan-Europe Communications, Sr.
Notes, 11.25%, 11/1/09(1)                 EUR          6,540           6,236,271
United Pan-Europe Communications, Sr.
Notes, 11.25%, 2/1/10(1)                               2,125           2,050,625
--------------------------------------------------------------------------------
                                                                  $  129,561,290
--------------------------------------------------------------------------------
Business Services - Miscellaneous -- 1.7%
--------------------------------------------------------------------------------
AP Holdings, Inc., Sr. Disc. Notes,
11.25% (0% until 2003), 3/15/08                     $  8,550      $    1,752,750
Apcoa, Inc., Guaranteed Sr. Sub. Notes,
9.25%, 3/15/08                                         3,320           1,846,750
Federal Data Corp., Sr. Sub. Notes,
10.125%, 8/1/05                                        4,740           3,092,850
Intertek Finance PLC, Sr. Sub. Notes,
10.25%, 11/1/06                                        5,600           4,676,000
Richmont Marketing Special,
10.125%, 12/15/07                                     17,770           9,329,250
--------------------------------------------------------------------------------
                                                                  $   20,697,600
--------------------------------------------------------------------------------
Business Services - Rental & Leasing -- 3.0%
--------------------------------------------------------------------------------
Anthony Crane Rental LP, Guaranteed Sr.
Notes, 10.375%, 8/1/08                              $  4,000      $    3,220,000

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF MARCH 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------

Business Services - Rental & Leasing (continued)
--------------------------------------------------------------------------------
NationsRent, Inc., Guaranteed Sr. Sub.
Notes, 10.375%, 12/15/08                            $  4,600      $    4,128,500
Neff Corp., 10.25%, 6/1/08                             4,050           3,594,375
Neff Corp., Guaranteed Sr. Sub. Notes,
10.25%, 6/1/08                                         6,150           5,458,125
Spectrasite Holdings, Inc., Sr. Disc.
Notes, 11.25% (0% until 2004), 4/15/09                13,700           7,124,000
Spectrasite Holdings, Inc., Sr. Disc.
Notes, 12.00% (0% until 2003), 7/15/08                 6,350           3,841,750
Spectrasite Holdings, Inc., Sr. Disc.
Notes, 12.875% (0% until 2005),
3/15/10(1)                                             6,870           3,589,575
Spectrasite Holdings, Inc., Sr. Notes,
10.75%, 3/15/10(1)                                     5,100           4,857,750
--------------------------------------------------------------------------------
                                                                  $   35,814,075
--------------------------------------------------------------------------------
Chemicals -- 0.8%
--------------------------------------------------------------------------------
Huntsman Corp., Sr. Sub. Notes,
9.50%, 7/1/07(1)                                    $  1,000      $      917,500
PCI Chemicals Canada, Inc.,
9.25%, 10/15/07                                        3,500           2,887,500
Sterling Chemicals Holdings, Inc., Sr.
Sub. Notes, 11.25%, 4/1/07                               250             204,375
Sterling Chemicals Holdings, Inc., Sr.
Sub. Notes, 11.75%, 8/15/06                            5,750           4,887,500
--------------------------------------------------------------------------------
                                                                  $    8,896,875
--------------------------------------------------------------------------------
Consumer Products -- 0.8%
--------------------------------------------------------------------------------
Amscan Holdings, Inc., Sr. Sub. Notes,
9.875%, 12/15/07                                    $  4,480      $    3,920,000
Glenoit Corp., Sr. Sub. Notes,
11.00%, 4/15/07                                        9,000           2,565,000
Icon Health and Fitness, Inc.,
12.00%, 9/27/05(1)                                     1,421             781,440
Polaroid Corp., Sr. Notes,
11.50%, 2/15/06                                        2,500           2,562,500
--------------------------------------------------------------------------------
                                                                  $    9,828,940
--------------------------------------------------------------------------------
Containers and Packaging -- 0.2%
--------------------------------------------------------------------------------
Consumers International, Inc., Sr.
Notes, 10.25%, 4/1/05                               $  3,935      $    2,695,475
--------------------------------------------------------------------------------
                                                                  $    2,695,475
--------------------------------------------------------------------------------
Drugs -- 1.3%
--------------------------------------------------------------------------------
King Pharmaceutical, Inc.,
10.75%, 2/15/09                                     $  4,750      $    4,726,250
                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------

Drugs (continued)
--------------------------------------------------------------------------------
Warner Chilcott, Inc.,
12.625%, 2/15/08(1)                                 $ 10,275      $   10,146,562
--------------------------------------------------------------------------------
                                                                  $   14,872,812
--------------------------------------------------------------------------------
Electronic Equipment -- 1.2%
--------------------------------------------------------------------------------
Cherokee International, Sr. Sub. Notes,
10.50%, 5/1/09                                      $  4,875      $    4,034,062
Viasystems, Inc., Sr. Sub. Notes,
9.75%, 6/1/07                                          3,600           3,042,000
Viasystems, Inc., Sr. Sub. Notes, Series
B, 9.75%, 6/1/07                                       3,565           3,012,425
Wavetek Corp., Sr. Sub. Notes,
10.125%, 6/15/07                                       3,360           3,712,800
--------------------------------------------------------------------------------
                                                                  $   13,801,287
--------------------------------------------------------------------------------
Entertainment -- 1.7%
--------------------------------------------------------------------------------
Loews Cineplex Entertainment Corp., Sr.
Sub. Notes, 8.875%, 8/1/08                          $  1,000      $      635,000
Marvel Enterprise, Inc.,
12.00%, 6/15/09                                       12,725          10,879,875
Premier Parks, Inc., Sr. Notes,
9.75%, 6/15/07                                         1,625           1,529,531
Regal Cinemas, Inc., Sr. Sub. Notes,
8.875%, 12/15/10                                      10,905           4,089,375
Regal Cinemas, Inc., Sr. Sub. Notes,
9.50%, 6/1/08                                          7,925           3,368,125
--------------------------------------------------------------------------------
                                                                  $   20,501,906
--------------------------------------------------------------------------------
Financial Services -- 0.4%
--------------------------------------------------------------------------------
Willis Corroon Corp., 9.00%, 2/1/09                 $  6,400      $    4,768,000
--------------------------------------------------------------------------------
                                                                  $    4,768,000
--------------------------------------------------------------------------------
Foods -- 2.8%
--------------------------------------------------------------------------------
B & G Foods, Inc., Sub. Notes,
9.625%, 8/1/07                                      $  7,445      $    6,067,675
Del Monte Corp., Sr. Notes,
12.25%, 4/15/07                                        9,979          10,477,950
Del Monte Foods Co., Sr. Disc. Notes,
12.50% (0% until 2002), 12/15/07                       3,515           2,636,250
Luigino's, Inc., Sr. Sub. Notes,
10.00%, 2/1/06                                         3,175           2,651,125
Premier International Foods, Sr. Notes,
12.00%, 9/1/09(1)                                     12,562          11,871,090
--------------------------------------------------------------------------------
                                                                  $   33,704,090
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF MARCH 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------
Health Services -- 0.2%
--------------------------------------------------------------------------------
Lifepoint Hospitals Holding,
10.75%, 5/15/09                                     $  2,820      $    2,834,100
--------------------------------------------------------------------------------
                                                                  $    2,834,100
--------------------------------------------------------------------------------
Information Technology Services -- 8.9%
--------------------------------------------------------------------------------
Covad Communication Group, Sr. Notes,
12.00%, 2/15/10(1)                                  $ 14,375      $   13,153,124
Cybernet Internet Services
International, Inc., Sr. Notes,
14.00%, 7/1/09                                         4,825           3,787,625
Diva Systems Corp., Sr. Notes, 12.625%
(0% until 2003), 3/1/08                                9,000           5,175,000
Equinix, Inc., 13.00%, 12/1/07                         4,500           4,702,500
Exodus Communications, Inc., Sr. Notes,
10.75%, 12/15/09                                       2,938           2,923,310
Exodus Communications, Inc., Sr. Notes,
10.75%, 12/15/09(1)                       EUR          1,156           1,152,167
Exodus Communications, Inc., Sr. Notes,
11.25%, 7/1/08                                         9,835           9,835,000
Globix Corp., Sr. Notes,
12.50%, 2/1/10(1)                                     10,600           9,805,000
IPC Information Systems, Sr. Disc.
Notes, 10.875% (0% until 2001), 5/1/08                 7,000           6,116,250
Northpoint Communication Group, Inc.,
12.875%, 2/15/10(1)                                   14,625          13,089,375
PSINet, Inc., Sr. Notes,
10.50%, 12/1/06(1)                                     1,500           1,440,000
PSINet, Inc., Sr. Notes,
10.50%, 12/1/06(1)                        EUR          2,850           2,758,610
PSINet, Inc., Sr. Notes, 11.00%, 8/1/09                8,200           7,995,000
PSINet, Inc., Sr. Notes, 11.00%, 8/1/09   EUR          3,000           2,903,800
PSINet, Inc., Sr. Notes,
11.50%, 11/1/08                                        6,100           6,130,500
Rhythms NetConnections, Sr. Notes,
14.00%, 2/15/10(1)                                     6,000           5,190,000
Verio, Inc., Sr. Notes,
10.625%, 11/15/09(1)                                   5,500           5,362,500
Verio, Inc., Sr. Notes, 11.25%, 12/1/08                1,000             995,000
Verio, Inc., Sr. Notes, 13.50%, 6/15/04                3,200           3,452,000
--------------------------------------------------------------------------------
                                                                  $  105,966,761
--------------------------------------------------------------------------------
Lodging and Gaming -- 5.1%
--------------------------------------------------------------------------------
HMH Properties, 7.875%, 8/1/08                      $  3,988      $    3,379,830
Hollywood Casino Corp., 11.25%, 5/1/07                 3,350           3,366,750
Hollywood Casino Corp., 12.414%, 5/1/06                6,925           7,167,375
Hollywood Casino Corp., First Mortgage
Bonds, 13.00%, 8/1/06(1)                               8,150           8,679,750
Horseshoe Gaming Holding Corp.,
8.625%, 5/15/09                                           63              57,803
Majestic Star LLC, 10.875%, 7/1/06                     7,000           6,545,000
                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------

Lodging and Gaming (continued)
--------------------------------------------------------------------------------
Mandalay Resort Group, Sr. Sub. Notes,
9.25%, 12/1/05                                      $  3,250      $    3,103,750
Sun International Hotels,
8.625%, 12/15/07                                       8,500           7,777,500
Sun International Hotels, Sr. Sub.
Notes, 9.00%, 3/15/07                                  6,975           6,312,375
Trump Atlantic City Associates, Inc.,
11.25%, 5/1/06                                         5,437           3,656,383
Waterford Gaming LLC, Sr. Notes,
9.50%, 3/15/10(1)                                     10,252           9,790,660
--------------------------------------------------------------------------------
                                                                  $   59,837,176
--------------------------------------------------------------------------------
Manufacturing -- 0.6%
--------------------------------------------------------------------------------
Roller Bearing Holdings Co., Sr. Disc.
Notes, 13.00% (0% until 2002),
6/15/09(1)                                          $ 12,875      $    6,727,188
--------------------------------------------------------------------------------
                                                                  $    6,727,188
--------------------------------------------------------------------------------
Oil and Gas - Equipment and Services -- 1.9%
--------------------------------------------------------------------------------
DI Industries, Inc., (Grey Wolf, Inc.),
Sr. Notes, 8.875%, 7/1/07                           $  8,524      $    7,756,840
Grant Geophysical, Inc., Sr. Notes,
9.75%, 2/15/08                                         4,000           2,540,000
R&B Falcon Corp., 9.50%, 12/15/08                        840             810,600
R&B Falcon Corp., 10.25%, 5/15/03                      3,250           3,217,500
RBF Finance Co., 11.375%, 3/15/09                      2,900           3,088,500
Universal Compression, Inc., Sr. Disc.
Notes, 9.875% (0% until 2003), 2/15/08                 9,400           5,405,000
--------------------------------------------------------------------------------
                                                                  $   22,818,440
--------------------------------------------------------------------------------
Oil and Gas - Exploration and Development -- 0.5%
--------------------------------------------------------------------------------
Comstock Resources, Inc., 11.25%, 5/1/07            $  5,850      $    5,703,750
--------------------------------------------------------------------------------
                                                                  $    5,703,750
--------------------------------------------------------------------------------
Oil and Gas - Exploration and Production -- 2.0%
--------------------------------------------------------------------------------
Chesapeake Energy Corp., 9.125%, 4/15/06            $  4,000      $    3,560,000
Chesapeake Energy Corp., Sr. Notes,
7.875%, 3/15/04                                        1,320           1,181,400
Chesapeake Energy Corp., Sr. Notes,
8.50%, 3/15/12                                         8,480           6,911,200
Energy Corp. of America, Sr. Sub. Notes,
9.50%, 5/15/07                                         2,340           1,696,500
Gothic Production Corp.,
11.125%, 5/1/05                                        6,500           5,557,500
Plains Resources, Inc., Sr. Sub. Notes,
10.25%, 3/15/06                                          750             723,750

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF MARCH 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------

Oil and Gas - Exploration and Production (continued)
--------------------------------------------------------------------------------
Plains Resources, Inc., Sr. Sub. Notes,
10.25%, 3/15/06(1)                                  $  3,750      $    3,618,750
--------------------------------------------------------------------------------
                                                                  $   23,249,100
--------------------------------------------------------------------------------
Oil and Gas - Refining -- 0.1%
--------------------------------------------------------------------------------
Western Gas Resources, 10.00%, 6/15/09              $  1,050      $    1,065,750
--------------------------------------------------------------------------------
                                                                  $    1,065,750
--------------------------------------------------------------------------------
Packaging -- 0.5%
--------------------------------------------------------------------------------
Clondalkin Industries, Sr. Notes,
10.625%, 1/15/10(1)                       EUR            375      $      368,366
IFCO Systems NV, Sr. Sub. Notes,
10.625%, 3/15/10(1)                       EUR          3,022           2,983,018
Kappa Beheer BV, 10.625%, 7/15/09         EUR          2,500           2,560,591
--------------------------------------------------------------------------------
                                                                  $    5,911,975
--------------------------------------------------------------------------------
Paper and Forest Products -- 0.3%
--------------------------------------------------------------------------------
Indah Kiat Finance Mauritius, Sr. Unsec.
Notes, 10.00%, 7/1/07                               $  3,400      $    2,380,000
Pindo Deli Finance Mauritius, Ltd.,
Guaranteed Sr. Notes, 10.75%, 10/1/07                  2,400           1,722,000
--------------------------------------------------------------------------------
                                                                  $    4,102,000
--------------------------------------------------------------------------------
Printing and Business Products -- 1.7%
--------------------------------------------------------------------------------
MDC Communications Corp., Sr. Sub.
Notes, 10.50%, 12/1/06                              $ 15,600      $   14,976,000
Merrill Corp., 12.00%, 5/1/09(1)                       5,250           5,066,250
--------------------------------------------------------------------------------
                                                                  $   20,042,250
--------------------------------------------------------------------------------
Publishing -- 0.6%
--------------------------------------------------------------------------------
American Lawyer Media Corp., Sr. Disc.
Notes, 12.25% (0% to 2002), 12/15/08                $  2,920      $    1,876,100
Von Hoffman Press, Inc., Sr. Sub. Notes,
10.875%, 5/15/07(1)                                    5,095           4,814,775
--------------------------------------------------------------------------------
                                                                  $    6,690,875
--------------------------------------------------------------------------------
Restaurants -- 0.8%
--------------------------------------------------------------------------------
AFC Enterprises, Inc., Sr. Sub Notes,
10.25%, 5/15/07                                     $  9,600      $    9,360,000
--------------------------------------------------------------------------------
                                                                  $    9,360,000
--------------------------------------------------------------------------------
                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------
Retail - Food and Drug -- 1.5%
--------------------------------------------------------------------------------
Pantry, Inc., Sr. Sub. Notes,
10.25%, 10/15/07                                    $ 13,105      $   11,597,925
Pathmark Stores, Inc., Sr. Sub. Notes,
9.625%, 5/1/03                                         9,000           6,525,000
--------------------------------------------------------------------------------
                                                                  $   18,122,925
--------------------------------------------------------------------------------
Retail - General -- 2.2%
--------------------------------------------------------------------------------
Advance Holding Corp., Sr. Debs.,
12.875% (0% until 2003), 4/15/09                    $  4,000      $    1,985,000
Advance Stores Co., Inc., Sr. Sub.
Notes, 10.25%, 4/15/08                                 8,400           6,678,000
Ames Department Stores, Sr. Notes,
10.00%, 4/15/06                                        6,400           6,016,000
Kindercare Learning Ctrs., Inc., Sr.
Sub. Notes, 9.50%, 2/15/09                             7,900           7,228,500
Tuesday Morning Corp., Sr. Sub. Notes,
11.00%, 12/15/07                                       4,057           4,036,715
--------------------------------------------------------------------------------
                                                                  $   25,944,215
--------------------------------------------------------------------------------
Semiconductors -- 1.8%
--------------------------------------------------------------------------------
Amkor Technologies, Inc., Sr. Notes,
9.25%, 5/1/06                                       $  1,600      $    1,552,000
Asat Finance LLC, 12.50%, 11/1/06(1)                   2,350           2,479,250
Asat Finance LLC, 12.50%, 11/1/06(1)                   6,350           7,588,250
Intersil Corp., 13.25%, 8/15/09                          815             929,100
SCG Holding Corp., 12.00%, 8/1/09                      8,250           8,868,750
--------------------------------------------------------------------------------
                                                                  $   21,417,350
--------------------------------------------------------------------------------
Transportation -- 1.3%
--------------------------------------------------------------------------------
Budget Group, Inc., Sr. Notes,
9.125%, 4/1/06                                      $  7,760      $    6,246,800
MTL, Inc., Variable rate, 6/15/06                      1,600           1,336,000
Pacer International, Inc.,
11.75%, 6/1/07                                         7,544           7,506,280
--------------------------------------------------------------------------------
                                                                  $   15,089,080
--------------------------------------------------------------------------------
Waste Management -- 0.4%
--------------------------------------------------------------------------------
Stericycle, Inc., 12.375%, 11/15/09                 $  4,400      $    4,532,000
--------------------------------------------------------------------------------
                                                                  $    4,532,000
--------------------------------------------------------------------------------
Wireless Communication Services -- 7.3%
--------------------------------------------------------------------------------
Airgate PCS, Inc., 13.50% (0% until
2004), 10/1/09                                      $  2,000      $    1,110,000

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF MARCH 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------

Wireless Communication Services (continued)
--------------------------------------------------------------------------------
Alamosa PCS Holdings, Inc., 12.875% (0%
until 2005), 2/15/10                                $ 11,625      $    5,696,250
Clearnet Communications, Inc.,
10.125%, 7/7/07(1)                                     4,500           4,500,000
Dolphin Telecom PLC, Sr. Disc. Notes,
14.00% (0% until 2004), 5/15/09                       13,375           5,015,625
Leap Wireless, 12.50%, 4/15/10(1)                      7,500           7,537,500
Nextel Communications, Inc., Sr. Disc.
Notes, 10.65% (0% until 2002), 9/15/07                 4,540           3,325,550
Nextel Communications, Inc., Sr. Notes,
9.375%, 11/15/09                                      15,285          14,138,625
Nextel International, Inc., Sr. Disc.
Notes, 12.125% (0% until 2003), 4/15/08                2,250           1,400,625
Nextel Partners, Inc., Sr. Notes,
11.00%, 3/15/10(1)                                     7,925           7,707,063
PTC International Finance II SA,
11.25%, 12/1/09(1)                                     1,875           1,912,500
PTC International Finance II SA,
11.25%, 12/1/09(1)                        EUR          3,375           3,426,093
TeleCorp PCS, Inc., 8.50%, 10/15/09                    6,500           5,070,000
Teligent, Inc., Sr. Notes,
11.50%, 12/1/07                                       11,750          10,633,750
US Unwired, Inc., Sr. Disc. Notes,
13.375% (0% until 2004), 11/1/09(1)                    4,400           2,365,000
Winstar Communications, Inc., Sr. Disc.
Notes, 14.00% (0% until 2000), 10/15/05               12,150          12,453,750
--------------------------------------------------------------------------------
                                                                  $   86,292,331
--------------------------------------------------------------------------------
Wireline Communication Services -
International -- 12.9%
--------------------------------------------------------------------------------
Call-Net Enterprises, Inc., Sr. Notes,
8.00%, 8/15/08                                      $  4,000      $    2,820,000
Call-Net Enterprises, Inc., Sr. Notes,
9.375%, 5/15/09                                        1,062             801,810
Carrier1 International SA, Sr. Notes,
13.25%, 2/15/09                                       16,375          17,070,942
Completel Europe NV, 14.00% (0% until
2004), 2/15/09                                         7,840           3,959,200
Esat Telecom Group PLC, Sr. Notes,
11.875%, 12/1/08                                       2,200           2,574,000
Esat Telecom Group PLC, Sr. Notes,
12.50% (0% until 2002), 2/1/07                         1,440           1,303,200
Esprit Telecom Group PLC, Sr. Notes,
10.875%, 6/15/08                                       8,825           7,898,375
Esprit Telecom Group PLC, Sr. Notes,
11.50%, 12/15/07                                      12,600          11,529,000
                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------

Wireline Communication Services -
International (continued)
--------------------------------------------------------------------------------
Flag Telecom Holdings Ltd., Sr. Notes,
11.625%, 3/30/10(1)                       EUR       $  5,895      $    5,479,989
Global Crossing Holding Ltd., Sr. Notes,
9.125%, 11/15/06(1)                                   10,500          10,027,500
Global TeleSystems Group, Inc.,
11.00%, 12/1/09                           EUR          3,750           3,439,185
Globenet Communication Group Ltd., Sr.
Notes, 13.00%, 7/15/07                                 6,625           6,558,750
GT Group Telecom, 13.25% (0% until
2005), 2/1/10(1)                                      13,900           7,714,500
Jazztel PLC, 14.00%, 4/1/09                            2,000           2,050,000
Jazztel PLC, Sr. Notes,
13.25%, 12/15/09(1)                       EUR          5,813           5,765,870
Level 3 Communications, Inc., Sr. Disc.
Notes, 12.875% (0% until 2005),
3/15/10(1)                                             2,250           1,130,625
Level 3 Communications, Inc., Sr. Notes,
10.75%, 3/15/08(1)                        EUR          7,000           6,514,046
Primus Telecom Group, Sr. Notes,
11.25%, 1/15/09                                        3,750           3,543,750
Primus Telecom Group, Sr. Notes,
11.75%, 8/1/04                                         4,600           4,393,000
RSL Communications PLC, Guaranteed Sr.
Notes, 10.50%, 11/15/08                                2,000           1,700,000
RSL Communications PLC, Sr. Notes,
12.25%, 11/15/06                                       4,190           4,148,100
Tele1 Europe BV, Sr. Notes,
11.875%, 12/1/09(1)                       EUR          7,406           7,310,466
Tele1 Europe BV, Sr. Notes,
13.00%, 5/15/09                                        3,050           3,141,500
Versatel Telecom BV, Sr. Notes,
11.875%, 7/15/09                                       2,045           2,039,888
Versatel Telecom BV, Sr. Notes,
13.25%, 5/15/08                                        9,010           9,392,925
Versatel Telecom BV, Sr. Notes,
13.25%, 5/15/08                                        6,160           6,421,800
Viatel, Inc., Sr. Disc. Notes, 12.50%
(0% until 2003), 4/15/08                               6,415           3,544,288
Viatel, Inc., Sr. Notes,
11.25%, 4/15/08                                        1,805           1,669,625
Viatel, Inc., Sr. Notes,
11.50%, 3/15/09                                        9,550           8,977,000
--------------------------------------------------------------------------------
                                                                  $  152,919,334
--------------------------------------------------------------------------------
Wireline Communication Services -
North America -- 5.1%
--------------------------------------------------------------------------------
Allegiance Telecom, Inc., Sr. Notes,
12.875%, 5/15/08                                    $ 10,755      $   11,830,500
Focal Communications Corp., Sr. Notes,
11.875%, 1/15/10(1)                                    3,275           3,291,375

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF MARCH 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------
Wireline Communication Services -
North America (continued)
--------------------------------------------------------------------------------
GST Equipment Funding, Sr. Notes,
13.25%, 5/1/07                                      $  4,125      $    2,887,500
GST Telecommunications, Sr. Sub. Notes,
12.75%, 11/15/07                                       3,700           3,089,500
ICG Holdings, Inc., 12.50% (0% until
2001), 5/1/06                                          6,325           5,170,688
Intermedia Communications, Inc., Sr.
Disc. Notes, 12.25% (0% until 2004),
3/1/09                                                 6,750           4,083,750
MGC Communications, Inc., Sr. Notes,
13.00%, 4/1/10(1)                                     10,550          10,233,500
Nextlink Communications, Inc., Sr. Disc.
Notes, 12.125% (0% until 2004),
12/1/09(1)                                            16,900           8,957,000
Nextlink Communications, Inc., Sr.
Notes, 12.50%, 4/15/06                                 6,720           6,955,200
Nextlink Communications, Sr. Notes,
10.50%, 12/1/09(1)                                       250             238,125
World Access, Inc., Sr. Notes,
13.25%, 1/15/08                                        3,845           3,364,375
--------------------------------------------------------------------------------
                                                                  $   60,101,513
--------------------------------------------------------------------------------
Total Corporate Bonds & Notes
   (identified cost, $1,064,263,641)                              $  977,174,288
--------------------------------------------------------------------------------

COMMON STOCKS, WARRANTS AND RIGHTS -- 2.8%

SECURITY                                         SHARES           VALUE
--------------------------------------------------------------------------------
Broadcasting and Cable -- 0.1%
--------------------------------------------------------------------------------
Ono Finance PLC, Warrants(2)(3)                       10,870      $            0
Ono Finance PLC, Warrants(2)(3)                        3,800                   0
Pegasus Communications Corp., Common                  10,919           1,535,823
UIH Australia/Pacific, Inc.,
Warrants(2)(3)                                         3,600      $      115,200
--------------------------------------------------------------------------------
                                                                  $    1,651,023
--------------------------------------------------------------------------------
Chemicals -- 0.0%
--------------------------------------------------------------------------------
Sterling Chemicals Holdings, Inc.,
Common(2)                                              9,600      $       53,991
--------------------------------------------------------------------------------
                                                                  $       53,991
--------------------------------------------------------------------------------
Consumer Products -- 0.0%
--------------------------------------------------------------------------------
HF Holdings, Inc., Warrants(2)(3)                     13,600      $            0
--------------------------------------------------------------------------------
                                                                  $            0
--------------------------------------------------------------------------------
SECURITY                                         SHARES           VALUE
--------------------------------------------------------------------------------
Electronic Equipment -- 0.0%
--------------------------------------------------------------------------------
Jordan Telecommunications, Deferred
Contingent Cash Rights(2)(3)                           2,500      $            0
--------------------------------------------------------------------------------
                                                                  $            0
--------------------------------------------------------------------------------
Information Technology Services -- 0.0%
--------------------------------------------------------------------------------
Cybernet Internet Services
International, Inc., Warrants(2)(3)                    4,825      $       57,900
Diva Systems Corp., Warrants(2)(3)                    27,000                   0
Verio, Inc., Common(2)                                 9,134             411,601
--------------------------------------------------------------------------------
                                                                  $      469,501
--------------------------------------------------------------------------------
Lodging and Gaming -- 0.0%
--------------------------------------------------------------------------------
Peninsula Gaming LLC, Warrants(2)(3)                  25,351      $      152,107
--------------------------------------------------------------------------------
                                                                  $      152,107
--------------------------------------------------------------------------------
Oil and Gas - Equipment and Services -- 0.2%
--------------------------------------------------------------------------------
Key Energy Services, Inc.,
Warrants(2)(3)                                         1,900      $      171,000
R&B Falcon Corp., Warrants(2)                          5,400           1,728,000
--------------------------------------------------------------------------------
                                                                  $    1,899,000
--------------------------------------------------------------------------------
Semiconductors -- 0.1%
--------------------------------------------------------------------------------
Intersil Corp., Warrants(2)(3)(4)                      1,250      $      717,151
--------------------------------------------------------------------------------
                                                                  $      717,151
--------------------------------------------------------------------------------
Wireline Communication Services -
International -- 2.2%
--------------------------------------------------------------------------------
Carrier1 International SA,
Warrants(2)(3)(4)                                     16,375      $    8,339,607
Completel Europe NV, Warrants(2)(3)                   78,400           5,488,000
Esat Telecom Group PLC, Common                        16,552             712,925
Jazztel PLC, Warrants(3)(4)                           10,000           2,479,930
Primus Telecom Group, Warrants, Exp.
8/1/04(2)(3)                                           4,600             325,993
Tele1 Europe Holding AB-ADR, Common                   56,270           1,076,164
Versatel Telecom BV, Warrants(2)(3)(4)                14,000           7,962,533
--------------------------------------------------------------------------------
                                                                  $   26,385,152
--------------------------------------------------------------------------------
Wireline Communication Services -
North America -- 0.2%
--------------------------------------------------------------------------------
MGC Communications, Inc., Warrants, Exp.
10/1/04(2)(4)                                          5,680      $    1,900,653

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF MARCH 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

SECURITY                                         SHARES           VALUE
--------------------------------------------------------------------------------

Wireline Communication Services -
North America (continued)
--------------------------------------------------------------------------------
World Access, Inc., Common                          $ 11,579      $      221,448
--------------------------------------------------------------------------------
                                                                  $    2,122,101
--------------------------------------------------------------------------------
Total Common Stocks, Warrants and Rights
   (identified cost, $3,405,998)                                  $   33,450,026
--------------------------------------------------------------------------------

PREFERRED STOCKS -- 8.9%

SECURITY                                         SHARES           VALUE
--------------------------------------------------------------------------------
Apparel -- 0.0%
--------------------------------------------------------------------------------
Cluett American Corp., 12.50%                            337      $        6,730
--------------------------------------------------------------------------------
                                                                  $        6,730
--------------------------------------------------------------------------------
Broadcasting and Cable -- 3.1%
--------------------------------------------------------------------------------
Adelphia Communications Corp., 13%                    48,000      $    5,136,000
CSC Holdings, Inc., Series M, 11.125%
(PIK)                                                137,790          14,605,740
Granite Broadcasting Corp., 12.75% (PIK)               7,125           7,125,000
Pegasus Communications Corp., 12.75%
(PIK)                                                  9,737          10,321,220
--------------------------------------------------------------------------------
                                                                  $   37,187,960
--------------------------------------------------------------------------------
Business Services - Rental & Leasing -- 0.8%
--------------------------------------------------------------------------------
Crown Castle International Corp., 12.75%
(PIK)                                                  9,358      $    9,358,000
--------------------------------------------------------------------------------
                                                                  $    9,358,000
--------------------------------------------------------------------------------
Machinery -- 0.0%
--------------------------------------------------------------------------------
MMH Holdings, Inc., 12% (PIK)                          1,940      $       19,400
--------------------------------------------------------------------------------
                                                                  $       19,400
--------------------------------------------------------------------------------
Oil and Gas - Equipment and Services -- 0.9%
--------------------------------------------------------------------------------
R&B Falcon Corp., 13.875% (PIK)                        9,881      $   10,869,100
--------------------------------------------------------------------------------
                                                                  $   10,869,100
--------------------------------------------------------------------------------
Wireless Communication Services -- 1.7%
--------------------------------------------------------------------------------
Dobson Communications Corp., 12.25%
(PIK)                                                  1,839      $    1,820,610
Nextel Communications, Inc., 11.125%
(PIK)                                                  5,982           5,742,720
Rural Cellular Corp., 11.375% (PIK)                    7,264           7,336,640
Rural Cellular Corp., 12.25%                           4,800           4,800,000
--------------------------------------------------------------------------------
                                                                  $   19,699,970
--------------------------------------------------------------------------------
SECURITY                                         SHARES           VALUE
--------------------------------------------------------------------------------
Wireline Communication Services -
International -- 1.0%
--------------------------------------------------------------------------------
Global Crossing Holding Ltd., 10.5%
(PIK)                                                 11,700      $   11,700,000
--------------------------------------------------------------------------------
                                                                  $   11,700,000
--------------------------------------------------------------------------------
Wireline Communication Services -
North America -- 1.4%
--------------------------------------------------------------------------------
Intermedia Communications, Inc., 7%                  135,000      $    6,480,000
IXC Communications, Inc., Series B,
12.5%                                                  9,547          10,119,820
Nextlink Communications, Inc., 14% (PIK)                 868              45,136
--------------------------------------------------------------------------------
                                                                  $   16,644,956
--------------------------------------------------------------------------------
Total Preferred Stocks
   (identified cost, $104,258,666)                                $  105,486,116
--------------------------------------------------------------------------------

COMMERCIAL PAPER -- 3.2%

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------
CIT Group Holdings, Inc., 6.28%, 4/3/00             $ 13,217      $   13,212,389
Prudential Funding Corp., 5.91%, 4/4/00               25,000          24,987,687
--------------------------------------------------------------------------------
Total Commercial Paper
   (at amortized cost, $38,200,075)                               $   38,200,076
--------------------------------------------------------------------------------
Total Investments -- 97.4%
   (identified cost, $1,210,128,380)                              $1,154,310,506
--------------------------------------------------------------------------------
Other Assets, Less Liabilities -- 2.6%                            $   30,687,429
--------------------------------------------------------------------------------
Net Assets -- 100.0%                                              $1,184,997,935
--------------------------------------------------------------------------------

 (PIK) - Payment in kind.

 EUR - Euro Dollar

 GBP - British Pound
 (1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (2)  Non-income producing security.
 (3)  Restricted security.
 (4) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF MARCH 31, 2000

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF MARCH 31, 2000
(EXPRESSED IN UNITED STATES DOLLARS)
Assets
--------------------------------------------------------
Investments, at value (identified cost,
   $1,210,128,380)                        $1,154,310,506
Cash                                               6,958
Foreign currency, at value (identified
   cost, $1,174,207)                           1,105,349
Receivable for investments sold               12,161,356
Interest receivable                           27,393,984
Receivable for open forward foreign
   currency contracts                          2,591,729
--------------------------------------------------------
TOTAL ASSETS                              $1,197,569,882
--------------------------------------------------------
Liabilities
--------------------------------------------------------
Payable for investments purchased         $   12,497,495
Accrued expenses                                  74,452
--------------------------------------------------------
TOTAL LIABILITIES                         $   12,571,947
--------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $1,184,997,935
--------------------------------------------------------
Sources of Net Assets
--------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $1,238,453,366
Net unrealized depreciation (computed on
   the basis of identified cost)             (53,455,431)
--------------------------------------------------------
TOTAL                                     $1,184,997,935
--------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
MARCH 31, 2000
(EXPRESSED IN UNITED STATES DOLLARS)
Investment Income
------------------------------------------------------
Interest                                  $111,585,707
Dividends                                   11,271,175
Miscellaneous                                1,579,587
------------------------------------------------------
TOTAL INVESTMENT INCOME                   $124,436,469
------------------------------------------------------

Expenses
------------------------------------------------------
Investment adviser fee                    $  6,676,593
Trustees fees and expenses                      32,571
Custodian fee                                  315,994
Legal and accounting services                  125,602
Amortization of organization expenses              736
Miscellaneous                                   10,884
------------------------------------------------------
TOTAL EXPENSES                            $  7,162,380
------------------------------------------------------

NET INVESTMENT INCOME                     $117,274,089
------------------------------------------------------

Realized and Unrealized Gain (Loss)
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $  9,220,755
   Foreign currency and forward foreign
      currency exchange
      contract transactions                  5,668,832
------------------------------------------------------
NET REALIZED GAIN                         $ 14,889,587
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $(53,816,671)
   Foreign currency and forward foreign
      currency exchange contracts            2,362,443
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $(51,454,228)
------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(36,564,641)
------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $ 80,709,448
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF MARCH 31, 2000

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

(EXPRESSED IN UNITED STATES DOLLARS)

INCREASE (DECREASE)                       YEAR ENDED      YEAR ENDED
IN NET ASSETS                             MARCH 31, 2000  MARCH 31, 1999
------------------------------------------------------------------------
From operations --
   Net investment income                  $  117,274,089  $   99,349,959
   Net realized gain (loss)                   14,889,587     (13,513,235)
   Net change in unrealized
      appreciation (depreciation)            (51,454,228)    (53,977,702)
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $   80,709,448  $   31,859,022
------------------------------------------------------------------------
Capital transactions --
   Contributions                          $  465,123,511  $  376,878,683
   Withdrawals                              (400,057,623)   (330,015,816)
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                   $   65,065,888  $   46,862,867
------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $  145,775,336  $   78,721,889
------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------
At beginning of year                      $1,039,222,599  $  960,500,710
------------------------------------------------------------------------
AT END OF YEAR                            $1,184,997,935  $1,039,222,599
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF MARCH 31, 2000

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                       YEAR ENDED MARCH 31,
                                  ---------------------------------------------------------------
                                     2000          1999         1998         1997         1996
-------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                           0.64%         0.65%         0.63%        0.67%        0.71%
   Net investment income             10.54%        10.23%         9.63%       10.02%       10.41%
   Portfolio Turnover                  113%          150%          137%          78%          88%
-------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $1,184,998    $1,039,223    $960,501     $706,711     $511,347
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF MARCH 31, 2000

NOTES TO FINANCIAL STATEMENTS

(EXPRESSED IN UNITED STATES DOLLARS)

1 Significant Accounting Policies
-------------------------------------------
   High Income Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end management investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Investments listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Fixed income investments (other than short-term obligations), including listed investments and investments for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which there are no quotations or valuations are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

 C Income Taxes -- The Portfolio has elected to be treated as a partnership for United States Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net taxable investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

 D Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization were amortized on the straight-line basis over five years and are fully amortized at March 31, 2000

 E Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 F Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

 G Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any

HIGH INCOME PORTFOLIO AS OF MARCH 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

   gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

 H Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expense during the reporting period. Actual results could differ from those estimated.

 I Other -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed based on the specific identification of the securities sold.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended March 31, 2000, the fee was equivalent to 0.60% of the Portfolio's average daily net assets and amounted to $6,676,593. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 2000, no significant amounts have been deferred.

3 Investments
-------------------------------------------
   The Portfolio invests primarily in debt securities. The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry. Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $1,342,179,050 and $1,190,195,622, respectively, for the year ended
   March 31, 2000.

4 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended March 31, 2000.

5 Financial Instruments
-------------------------------------------
   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at March 31, 2000 is as follows:

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                      SALES
    -------------------------------------------------------------------------
    SETTLEMENT                               IN EXCHANGE FOR   NET UNREALIZED
    DATE(S)       DELIVER                   (IN U.S. DOLLARS)   APPRECIATION
    -------------------------------------------------------------------------
    4/17/00 -     British Pound Sterling
    5/22/00       11,831,425                    19,320,911          442,324
    4/17/00 -     Euro Dollar
    6/19/00       75,928,930                    75,149,088        2,192,421
    -------------------------------------------------------------------------
                                               $94,469,999       $2,634,745
    -------------------------------------------------------------------------

HIGH INCOME PORTFOLIO AS OF MARCH 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

                                    PURCHASES
    -------------------------------------------------------------------------
    SETTLEMENT                                   DELIVER       NET UNREALIZED
    DATE(S)       IN EXCHANGE FOR           (IN U.S. DOLLARS)   DEPRECIATION
    -------------------------------------------------------------------------
    4/17/00       British Pound Sterling
                  5,646,781                      9,043,212          (33,522)
    4/17/00       Euro Dollar
                  4,301,833                      4,136,922           (9,494)
    -------------------------------------------------------------------------
                                               $13,180,134       $  (43,016)
    -------------------------------------------------------------------------

6 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at March 31, 2000 as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $1,210,555,535
    --------------------------------------------------------
    Gross unrealized appreciation             $   47,379,868
    Gross unrealized depreciation               (103,698,771)
    --------------------------------------------------------
    NET UNREALIZED DEPRECIATION               $  (56,318,903)
    --------------------------------------------------------

7 Restricted Securities
-------------------------------------------
   At March 31, 2000, the Portfolio owned the following securities (representing 2.18% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

                          DATE OF
    DESCRIPTION           ACQUISITION   SHARES/FACE  COST        FAIR VALUE
    ------------------------------------------------------------------------
    COMMON STOCKS, WARRANTS AND RIGHTS
    ------------------------------------------------------------------------
    Carrier1              9/09/99 -          16,375  $1,593,750  $ 8,339,607
     International SA,    2/25/00
     Warrants
    Completel Europe NV,  10/19/99           78,400           0    5,488,000
     Warrants
    Cybernet Internet     10/20/99 -          4,825     195,000       57,900
     Services             10/28/99
     International,
     Inc., Warrants
    Diva Systems Corp.,   12/30/98 -         27,000          90            0
     Warrants             9/21/99
    HF Holdings, Inc.,    9/24/97 -          13,600     730,314            0
     Warrants             8/04/98
    Intersil Corp.,       12/10/99            1,250           0      717,151
     Warrants
    Jazztel PLC,          5/19/99            10,000           0    2,479,930
     Warrants
    Jordan                3/22/00             2,500           0            0
     Telecommunications,
     Deferred Contingent
     Cash Rights
    Key Energy Services,  7/22/99             1,900      28,500      171,000
     Inc., Warrants
    Ono Finance PLC,      10/12/99 -         14,670           0            0
     Warrants             11/5/99
    Peninsula Gaming      7/08/99            25,351           0      152,107
     LLC, Warrants
    Primus Telecom        10/31/97            4,600           0      325,993
     Group, Warrants,
     Exp. 8/1/04
    UIH                   3/05/98             3,600           0      115,200
     Australia/Pacific,
     Inc., Warrants
    Versatel Telecom BV,  8/11/98 -          14,000           0    7,962,533
     Warrants             1/29/99
    ------------------------------------------------------------------------
                                                     $2,547,654  $25,809,421
    ------------------------------------------------------------------------

HIGH INCOME PORTFOLIO AS OF MARCH 31, 2000

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS
OF HIGH INCOME PORTFOLIO:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of High Income Portfolio (the Portfolio) as of March 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 2000 and 1999 and the supplementary data for each of the years in the five-year period ended (all expressed in United States dollars). These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of March 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the Portfolio at March 31, 2000, the results of its operations, the changes in its net assets and the supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
April 28, 2000

EATON VANCE HIGH INCOME FUND AS OF MARCH 31, 2000

INVESTMENT MANAGEMENT

EATON VANCE HIGH INCOME FUND

Officers

James B. Hawkes
President and Trustee

Willam H. Ahern, Jr.
Vice President

Thomas J. Fetter
Vice President

Armin J. Lang
Vice President

Michael R. Mach
Vice President

Robert B. MacIntosh
Vice President

Edward E. Smiley, Jr.
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

HIGH INCOME PORTFOLIO

Officers

James B. Hawkes
President and Trustee

Thomas P. Huggins
Vice President and
Co-Portfolio Manager

Michael W. Weilheimer
Vice President and
Co-Portfolio Manager

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

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INVESTMENT ADVISER OF
HIGH INCOME PORTFOLIO
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109


ADMINISTRATOR OF
EATON VANCE HIGH INCOME FUND
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109


PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109


CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116


TRANSFER AGENT
PFPC., INC.
Attention:  Eaton Vance Funds
P.O. Box 9653
Providence, RI 02904-9653


INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022


EATON VANCE HIGH INCOME FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

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   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
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446-5/00                                                             HISRC-5/00